                               SHAREHOLDERS AGREEMENT


    This SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of April 30, 1997, is made and entered into among Egghead, Inc., a Washington corporation ("Egghead"), Surplus Software, Inc., an Oregon corporation ("Seller"), and certain shareholders of Seller listed on Schedule A attached (individually, a "Seller Shareholder" and, collectively, the "Seller Shareholders").

                                    RECITALS

    A. Concurrently herewith, Egghead, North Face Merger Sub, Inc., an Oregon corporation and wholly owned subsidiary of Egghead ("Merger Sub"), and Seller have entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will merge with and into Seller (the "Merger"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Merger Agreement.

    B. Approval of the Merger Agreement by the Seller's shareholders and approval of the issuance of Egghead Common Shares in the Merger by Egghead's shareholders are each conditions to the consummation of the Merger.

    C. For federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code.

    D. As a condition to the parties' entering into the Merger Agreement, Egghead has required that the Seller Shareholders agree, and each of the Seller Shareholders have agreed, to enter into this Agreement.

                                    AGREEMENT

    In consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:

    1.   REPRESENTATIONS AND WARRANTIES OF EACH SELLER SHAREHOLDER

    Each Seller Shareholder represents and warrants to Egghead that:


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         (a)  GENERAL REPRESENTATIONS.

              (i) As of the date hereof, such Seller Shareholder owns beneficially or of record the number of Shares set forth on Schedule A hereto, and there are no outstanding proxies with respect to such Shares.

             (ii) Such Seller Shareholder has the requisite power to enter into this Agreement and to carry out his, her or its obligations hereunder. If such Seller Shareholder is a corporation or other entity, the execution and delivery of this Agreement by such Seller Shareholder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of such Seller Shareholder.

            (iii) This Agreement is a legal and valid agreement and obligation binding upon such Seller Shareholder, enforceable against such Seller Shareholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

             (iv) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, any provision of (A) in the case of a Seller Shareholder which is a corporation or other entity, its charter, bylaws or other organizational documents or (B) in the case of any Seller Shareholder, any agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Seller Shareholder or to his, her or its property or assets.

              (v) No consent, approval, order or authorization of, or registration, declaration or filing with, any court or Governmental Body, is required by or with respect to such Seller Shareholder in connection with the execution and delivery of this Agreement or the consummation by such Seller Shareholder of the transactions contemplated hereby.

         (b)  SECURITIES ACT COVENANTS AND REPRESENTATIONS.

              (i) Such Seller Shareholder has been advised that the offering, sale and delivery of Egghead Common Shares pursuant to the Merger will be registered under the Securities Act on a Registration Statement on Form S-4. Such Seller Shareholder has also been advised, however, that, to the extent such Seller


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Shareholder is considered an Affiliate of Seller at the time the Merger
Agreement is submitted for a vote of the shareholders of Seller, any public offering or sale by such Seller Shareholder of any Egghead Common Shares received by such Seller Shareholder in the Merger will, under current law, require (A) further registration under the Securities Act of such Egghead Common Shares to be sold by such Seller Shareholder or (B) compliance with Rule 145 promulgated by the SEC under the Securities Act or (C) the availability of another exemption from such registration under the Securities Act.

              (ii) Such Seller Shareholder has read this Agreement and the Merger Agreement and has discussed their requirements and other applicable limitations upon such Seller Shareholder's ability to sell, transfer or otherwise dispose of Egghead Common Shares, to the extent such Seller Shareholder believed necessary, with such Seller Shareholder's counsel or counsel for Seller.

             (iii) Such Seller Shareholder also understands that stop transfer instructions will be given to Egghead's transfer agent with respect to Egghead Common Shares and that a legend will be placed on the certificates for the Egghead Common Shares issued to such Seller Shareholder in the Merger, or any substitutions.

         (c)  TAX COVENANTS AND REPRESENTATIONS.

         In addition to, and not in lieu of, the representations set forth in clause (b) above, each Seller Shareholder represents and warrants to Egghead that, except for distributions permitted by clause (d) below, such Seller Shareholder does not now, and will not at the Effective Time, have any plan or intention to sell, transfer or otherwise dispose of a number of Egghead Common Shares to be received by such Seller Shareholder in the Merger that would reduce such Seller Shareholder's ownership of Egghead Common Shares to a number of shares having a value, as of the Effective Time, of less than 75% of the value of all of the formerly outstanding capital stock of Seller held by such Seller Shareholder as of the same date. Furthermore, each Seller Shareholder that will make a distribution permitted by clause (d) below represents and warrants that it does not now and will not at the Effective Time, and to its knowledge its partners do not now and will not at the Effective Time, have any plan or intention to sell, transfer or otherwise dispose of a number of Egghead Common Shares to be received by such Seller Shareholder in the Merger that would, taking into account any sales, transfers or dispositions by the Seller Shareholder described in the previous sentence, reduce the aggregate number of Egghead Common Shares held by such Seller Shareholder and its partners to a number having a value, as of the Effective Time, of less than 75% of the value of all of the Egghead Common Shares received by such Seller Shareholder in the Merger. For purposes of these representations, shares of Seller capital stock exchanged for cash or other property

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and Shares exchanged for cash in lieu of fractional Egghead Common Shares will be treated as outstanding Seller capital stock, and any Egghead Common Shares held by such Seller Shareholder on the date hereof and otherwise sold, redeemed or disposed of prior to or subsequent to the Effective Time will be considered in making this representation. Such representations will be relied upon by Perkins Coie in issuing the opinion at the Effective Time pursuant to
Section 8.3(e) of the Merger Agreement. Between the date of this Agreement and the Effective Time, each Seller Shareholder shall notify Perkins Coie and Egghead of any change or event that would cause this Section 1(c) to be untrue or inaccurate in any respect.

         (d)  CERTAIN PARTNERSHIPS.

         Notwithstanding the representations contained in clauses (b) and (c) above, after the Effective Time a Seller Shareholder which is and has been since its formation a general or limited partnership for income tax purposes, as determined under Section 7701 of the Code and the underlying Treasury Regulations, may distribute all or part of the Egghead Common Shares received by such Seller Shareholder in the Merger to all of its partners for no additional consideration and in a transaction in which no gain or loss is recognized for income tax purposes; provided, however, that (i) any such transfer shall be made pro rata based on each partner's ownership interest in such Seller Shareholder,
(ii) prior to any distribution pursuant to this clause (d), each partner of such Seller Shareholder shall agree in writing to be bound by the terms of clause (c) above to the same extent as the Seller Shareholder that transferred the Egghead Common Shares to such partner and (iii) the partnership interest in the Seller Shareholder held by each partner at the time of the distribution has been continuously held by such partner, and is unchanged from the proportionate interest held by such partner, since the execution of the Merger Agreement.

    2.   REPRESENTATIONS AND WARRANTIES OF EGGHEAD AND SELLER

         (a)  Egghead represents and warrants to the Seller Shareholders that:

              (i) Egghead is a corporation duly organized, validly existing and in good standing under the laws of the state of Washington.

             (ii) Egghead has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder.

            (iii) This Agreement is a legal and valid agreement and obligation binding upon Egghead, enforceable against Egghead in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

         (b)  Seller represents and warrants to Egghead that:

               (i) Seller is a corporation duly organized and validly existing under the laws of the state of Oregon.

              (ii) Seller has the requisite corporate power to enter into this Agreement and to carry out its obligations hereunder.

             (iii) This Agreement is a legal and valid agreement and obligation binding upon Seller, enforceable against Seller in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

    3.   OBLIGATION OF THE SELLER SHAREHOLDERS TO APPROVE MERGER

         (a) Each Seller Shareholder hereby irrevocably agrees to attend any special meeting of the shareholders of Seller called for the purpose of approving the Merger Agreement and/or the Merger (the "Seller Shareholders Meeting"), in person or by proxy, and to vote (or cause to be voted) all Shares, and any other voting securities of Seller, whether issued heretofore or hereafter, that such Seller Shareholder owns or has the right to vote, for approval and adoption of the Merger and the Merger Agreement, such agreement to vote to apply also to any adjournment or adjournments of the Seller Shareholders Meeting.

         (b)  To the extent inconsistent with the foregoing provisions of this
Section 3, each Seller Shareholder hereby revokes any and all previous proxies with respect to such Seller Shareholder's Shares or any other voting securities of Seller.

    4.   TERMINATION OF AGREEMENTS

    Subject to and effective upon consummation of the Merger, each Seller Shareholder hereby irrevocably waives, and agrees to execute any agreement providing for the termination of, (a) any and all preemptive rights, rights of first refusal or first offer and registration rights with respect to any Shares or other securities of Seller or any securities issued in exchange therefor and
(b) any and all stock purchase agreements or other agreements pursuant to which such securities were purchased from the Company and any and all shareholders agreements or other agreements among shareholders of the Company or between shareholders and the

Company, other than the promissory notes between Jonathan W. Brodeur and David
J. Barish and the Company.

    5.   TERMINATION

    This Agreement shall terminate on the earlier of (a) mutual written consent of the parties hereto or (b) the date on which the Merger Agreement is terminated in accordance with Article IX thereof. Upon the termination of this Agreement pursuant to this Section 5, none of the parties to this Agreement shall have any further obligation hereunder.

    6.   NOTICES

    All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by facsimile and confirmed by return facsimile, or seven days after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

         If to Egghead:

              Egghead, Inc.
              22705 East Mission Ave.
              Liberty Lake, WA  99019
              Attn:  George P. Orban, Chief Executive Officer
              Facsimile:  (509) 921-7388

         with a copy to:

              Perkins Coie
              1201 Third Avenue, 40th Floor
              Seattle, Washington  98101-3099
              Attn.:  Evelyn Cruz Sroufe, Esq.
              Facsimile:  (206) 583-8500

         If to Seller:

              Surplus Software, Inc.
              489 North 8th Street, Suite 100
              Hood River, Oregon 97301
              Attn:  Jonathan Brodeur President
              Facsimile:  (541) 387-6093


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

         with a copy to:

              Tonkon, Torp, Galen, Marmaduke & Booth
              1600 Pioneer Tower
              888 S.W. Fifth Avenue
              Portland, OR  97204-2099
              Attn:  Ronald L. Greenman, Esq.
              Facsimile:  (503) 274-8779

         If to the Seller Shareholders, to their respective addresses set forth on Schedule A hereto, with copies to:

              Tonkon, Torp, Galen, Marmaduke & Booth
              1600 Pioneer Tower
              888 S.W. Fifth Avenue
              Portland, OR  97204-2099
              Attn:  Ronald L. Greenman, Esq.
              Facsimile:  (503) 274-8779

or to such other address as such party shall have designated by notice so given to each other party.

    7.   TRANSFER; ASSIGNMENT

    Neither this Agreement nor any of the rights, interests or obligations in this Agreement shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

    8.   AMENDMENT

    This Agreement cannot be amended or modified except by a written instrument executed by the parties to this Agreement who propose to be bound by the amendment or modification.

    9.   HEADINGS

    The headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

    10.  ENTIRE AGREEMENT

    This Agreement supersedes any and all oral or written agreements and understandings heretofore made relating to the subject matter hereof and contains the entire agreement of the parties hereto relating to the subject matter hereof.

    11.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the internal laws of the state of Oregon without regard to conflicts-of-laws principles.

    12.  REMEDIES

    Each party hereto acknowledges that the other parties to this Agreement may not have an adequate remedy at law for money damages if this Agreement is not performed by such party in accordance with its terms and, therefore, agrees that each party shall be entitled to specific performance of, and injunctive relief to prevent any violation of, the terms hereof, in addition to any other remedy or relief available at law or in equity, and further agrees not to take action, directly or indirectly, in opposition to any other party's seeking such specific enforcement or injunctive relief.

    13.  SEVERABILITY

    If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law; provided, however, that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

    14.  NO WAIVER

    The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.




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
    15.  NO THIRD PARTY BENEFICIARIES

    This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

    16.  LIMITATION ON LIABILITY

    No Seller Shareholder shall have any liability hereunder for any actions or omissions of any other Seller Shareholder.

    17.  COUNTERPARTS

    This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which together constitute one and the same instrument.

    18.  AFFILIATE STATUS

    The execution of this Agreement by each of the Seller Shareholders shall not be deemed to be an admission by such Seller Shareholder that such Seller Shareholder is an "affiliate" of Seller within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                             [This space intentionally left blank.]


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

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


EGGHEAD, INC.                                 SURPLUS SOFTWARE, INC.



By BRIAN W. BENDER                            By JONATHAN W. BRODEUR
   --------------------------                    -------------------
  Its Chief Financial Officer                   Its President
      -----------------------                       ----------------


                                            SELLER SHAREHOLDERS:


                                            /s/ DAVID J. BARISH
                                            ------------------------
                                            David J. Barish

                                            Address:

                                            14505 N.E. Richard Lane
                                            Newberg, OR 97132


                                            /s/ GREGORY J. BOUDREAU
                                            -------------------------
                                            Gregory J. Boudreau

                                            Address:

                                            2645 Kinsley Road
                                            Hood River, OR 97031


                                            /s/ JONATHAN BRODEUR
                                            -------------------------
                                            Jonathan Brodeur

                                            Address:

                                            16 Prospect Avenue
                                            Hood River, OR 97031

                                            /s/ STEPHEN M. WOOD
                                            -------------------------
                                            Stephen M. Wood

                                            Address:

                                            5520 Skyline Drive
                                            Hood River, OR 97031


                                            /s/ JOSEPH CHARNO
                                            --------------------------
                                            Joseph Charno

                                            Address:

                                            1773 SW North Star Loop
                                            Troutdale, OR  97060


                                            /s/ DOUGLAS ZIMMERMAN
                                            --------------------------
                                            Douglas Zimmerman

                                            Address:

                                            4481 Tyler Drive
                                            Hood River, OR  97031


                                            SV Capital Partners, L.P.
                                            By:  SV Capital Management, Inc.
                                            Its:  General Partner

                                            By:/s/ W.H. WAGNER
                                               -----------------------
                                             Name:W.H. Wagner
                                                  --------------------
                                             Its:MANAGING DIRECTOR
                                                 -----------------

                                            Address:

                                            P.O. Box 460567
                                            San Antonio, Texas 78246-0567


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

                                            Olympic Venture Partners III, L.P.
                                            By:  OVMC III, L.P.
                                            Its:  General Partner

                                            By:/s/ GERALD H. LANGELER
                                               --------------------------
                                             Name:Gerald H. Langeler
                                                  -----------------------
                                             Its:GENERAL PARTNER
                                                 ------------------------

                                            Address:

                                            2420 Carillon Point
                                            Kirkland, WA 98033


                                            OVP III Entrepreneurs Fund
                                            By:  OVMC III, L.P.
                                            Its:  General Partner

                                            By:GERALD H. LANGELER
                                               --------------------------
                                             Name:Gerald H. Langeler
                                                  -----------------------
                                             Its:GENERAL PARTNER
                                                 ------------------------

                                            Address:

                                            2420 Carillon Point
                                            Kirkland, WA 98033

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